Land Use Right, Net	12 Months Ended
Dec. 31, 2021
Land Use Right [Abstract]
Land Use Right, Net
8.	LAND USE RIGHT, NET

The balance of land use right consisted of the following:

	As of December 31,
	2020	2021
	RMB	RMB
Land use right	13,655	—
Less: Accumulated amortization	(91)	—
Land use right, net	13,564	—

The Group acquired a land use right at total cost of RMB13,655 for approximately 33,599 square meters of land in Wuhan, Hubei on October 28, 2020, for the development of office space. In December 2021, the Group negotiated with the local government and returned the land use right to the government as the Group suspended the developing plans.

According to land use right policy in the PRC, the Group has a 50-year use right over the land in Wuhan, which is used as the basis for amortization.

The Group recorded amortization expenses of nil, RMB91 and RMB251 for the years ended December 31, 2019, 2020 and 2021, respectively.